EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, James Grant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Greenwood Hall, Inc. for the period ended May 31, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Greenwood Hall, Inc.

Date: July 18, 2014

/s/ James Grant
By: James Grant
Chief Executive Officer, President, Treasurer, Secretary
and Director
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)